Exhibit 99 Investor Presentation March 7, 2019 NYC 1

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about Kadant Inc.’s (“we”, “our”, “Kadant”, or the “Company”) future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of March 7, 2019. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 29, 2018 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; international sales and operations; the variability and uncertainties in sales of capital equipment in China; the oriented strand board market and levels of residential construction activity; development and use of digital media; currency fluctuations; cyclical economic conditions affecting the global mining industry and the continued demand for coal; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security and cybertheft; changes in government regulations and policies and compliance with laws; our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; our debt obligations; restrictions in our credit agreement and note purchase agreement; loss of key personnel and effective succession planning; protection of intellectual property; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; climate change; environmental, health and safety laws and regulations; adequacy of our insurance coverage; anti-takeover provisions; and reliance on third-party research. The following slides and related commentary address certain current goals and targets for Kadant over a five year period. There can be no assurance that these goals and targets will be achieved and, in addition to the general risks and uncertainties of our business, they are based on a number of assumptions that may or may not prove accurate or achievable. These assumptions include our ability to identify and complete acquisitions that have the acquisition characteristics we desire and achieve the intended financial metrics, our ability and willingness to continue to pay dividends consistent with our recent practice, our ability to effect open market stock repurchases, our ability to implement our internal growth initiatives successfully and achieve the goals of such initiatives, our ability to maintain our EBITDA margins and improve SG&A leverage, a continued favorable trade environment with no new tariffs or restraints on trade, particularly with respect to China or Mexico, and a steady global macro-economic environment with unchanged interest rates, slow growth and continued low cost of capital. Additionally, these goals and targets may change at any time and we undertake no obligations to update them. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures and Company Estimates NON-GAAP FINANCIAL MEASURES In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted gross margin, adjusted selling, general, and administrative (SG&A) expenses, adjusted operating income, adjusted net income, adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted capital expenditures, free cash flow, and adjusted free cash flow. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown within this presentation and in our 2018 fourth quarter earnings press release issued February 13, 2019 and in our 2017 fourth quarter earnings press release issued February 15, 2018, which are available in the Investors section of our website at www.kadant.com under the heading Press Releases. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe that the inclusion of such measures helps investors to gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. COMPANY ESTIMATES We make estimates of global market share, revenue and market opportunities and total market size for various product lines. These estimates are based on Company information and are not derived from published studies or other market data. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 3

Agenda 2:00 – 2:20 Welcome / Kadant Today Jon Painter 2:20 – 2:40 Building on our Success Jeff Powell 2:40 – 3:10 Operational Discipline Eric Langevin 3:10 – 3:30 BREAK 3:30 – 4:00 Acquisition Strategy Dara Mitchell 4:00 – 4:15 Financial Priorities Mike McKenney 4:15 – 4:30 The Next Five Years Jeff Powell 4:30 – 5:00 Q&A 5:00 – 7:00 Reception with Management 4

Management Team Jonathan Painter Jeffrey Powell Eric Langevin Dara Mitchell Michael McKenney President and CEO EVP and Co-COO EVP and Co-COO VP, Corp. Development EVP and CFO Bilal Mehmood Stacy Krause Deborah Selwood Chief Technology Officer VP, Gen. Counsel & Secretary VP and CAO Wesley Martz Orrin Bean Thomas Martin VP, Marketing Treasurer VP, Tax KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 5

Investment Highlights • Sustainable business model with recurring revenue of high-impact solutions, and “sticky” customer relationships • Stable and growing end markets driven by key global macro trends • Focused capital allocation and proven record of value-creating acquisitions • Superior financial performance and free cash flow generation • Strong management team KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 6

Who is Kadant? Global supplier of high-value, critical components and engineered systems used in process industries worldwide Wood Processing Pulp and Paper Equipment Material Handling • Recycling Systems • Stranders for OSB • Idler rolls, control and • Balers production transfer equipment for conveying systems • • Equipment to clean Ring debarkers for • rolls and fabrics lumber production Vibratory feeders KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 7

Examples of High Impact Products Reduce Input Costs Our ISK disposable knives helped a large OSB producer reduce fiber and resin cost by $2.0 million per year Impact End Product Quality Our RadicloneTM system allowed our linerboard customer to relocate longer fibers to achieve higher strength and stiffness without the need to increase the basis weight Reduce Unscheduled Downtime Our nForceTM blades helped a linerboard customer save up to $1.7 million per year by reducing sheet breaks from 3 per day to zero over 18 days KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 8

Our Recurring Revenue Model Underpins Our High Margins and Supports Sustainable Cash Flow • Extensive installed base supports Aftermarket Parts and Consumables vs. Capital Equipment • Many Razor/Razorblade opportunities • Regulatory requirements • Benefits Capital Parts & – Reduced revenue volatility 41% Consumables – Increased customer intimacy 59% – Higher margins Product Mix KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 9

Effective Capital Allocation Uses of Cash 2008 – 2018 (in $ Millions) $72.2$82.8 $116.7 $122.0 $71.2$75.8 $34.8 $44.4 $380.3 $377.2 Share Buyback Cash Dividends Acquisitions R&D Capex KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 10

Acquisition Performance AVERAGE ADJUSTED ROIC* FOR 2018: 14% $347M INVESTED** NII FPG Screen Baskets *Adjusted return on invested capital (Adjusted ROIC) is calculated based on adjusted net income, excluding intangible amortization, over consideration paid. Average adjusted ROIC is calculated using the adjusted ROIC for each acquisition weighted based on consideration paid. ** For acquisitions completed from 2013 to 2018. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 11

Kadant 2010 vs 2018 +670bp +660bp +279% +258% +270% +135% Revenue Diluted Adj. Diluted Adj. EBITDA* Adj. EBITDA Adj. ROIC* EPS EPS* Margin* 17% ( excluding 2017 * Adjusted diluted EPS , adjusted EBITDA, adjusted EBITDA margin, and adjusted net income are non-GAAP financial measures that exclude certain acquisitions) items as detailed in the Appendix of this presentation. Adjusted Return on Invested Capital (ROIC) is calculated based on adjusted net income over the sum of stockholders’ equity plus net debt and excludes 2017 acquisitions. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 12

Kadant has Broadened its End Markets Beyond Pulp and Paper 2018 Pro Forma* MATERIAL 2016* HANDLING INDUSTRIAL WOOD INDUSTRIAL 2009* PROCESSING 12% 14% INDUSTRIAL 9% 17% WOOD 17% PROCESSING 21% 83% 74% PULP & PAPER 53% PULP & PAPER PULP & PAPER $226M $414M $723M** * Based on Company estimates of revenue by industrial category. ** Total revenue for 2018 and the Material Handling market-related sales includes pro forma revenue for Syntron based on trailing 12 months revenue of Syntron through October 31, 2018. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 13

Within Pulp & Paper, Greater Exposure to the Growing Paper Grades 2009* 2018* Printing & Other Paper Other Paper Writing Printing & 18% Writing 8% 11% Tissue Newsprint Tissue 21% 27% 10% 0.05 Newsprint/Other 44% 61% Packaging Packaging Tissue, Packaging & Other Paper 73% Tissue, Packaging & Other Paper 82% * Based on Company estimates of revenue by industrial category. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 14

Strong Long Term Revenue and Earnings Growth Ten-Year Revenue and Adjusted Diluted EPS CAGR $5.34 Revenue: 12.2% Adj. Diluted EPS*: 51.1% $4.49 $634 $2.78 $3.13 $3.10 $2.24 $2.10 $2.29 $515 US$ (millions) US$ $414 share per US$ $1.41 $402 $390 $226 $345 $336 $332 $270 $0.13 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Revenue Adj. Diluted EPS* *Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in the Appendix of this presentation. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 15

Strong Adjusted EBITDA Growth and Margin Improvement Full-Year Adjusted EBITDA 20% 18.2% $120 17.8% 15.8% 15.2% $100 15% 13.5% 14.0% 13.4% 13.0% $80 11.6% 10% $115.2 $60 $91.7 % of Revenue of % $40 (Millions) US$ 5% $56.3 $61.5 $63.0 5.1% $44.8 $44.8 $44.7 $20 $31.2 $11.4 0% $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Adjusted EBITDA* Adjusted EBITDA Margin* *Adjusted EBITDA and adjusted EBITDA margin are a non-GAAP financial measures that exclude certain items as detailed in the Appendix in this presentation. Data for 2016, 2017, and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 16

KADANT PERFORMANCE SURPASSES MOST INDUSTRIAL COMPANIES KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 17

Benchmarking vs. Baird Industrial Composite Metrics Baird* Industrial Company Composite represents 496 companies which Baird views as indicative of the publicly traded industrial company universe. All numbers are as of December 31, 2017. *All other product names, trademarks and registered trademarks are property of their respective owners. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 18

Revenue Growth (2016 – 2017) 24.4% 20.8% 15.0% 7.3% 3.4% -0.4% 10th Percentile 25th Percentile 50th Percentile 75th Percentile 90th Percentile Kadant Source: 2017 Baird Industrial Composite Metrics. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 19

Revenue Growth (2014 – 2017) 13.5% 8.6% 6.5% 1.6% -3.0% -7.5% 10th Percentile 25th Percentile 50th Percentile 75th Percentile Kadant 90th Percentile Source: 2017 Baird Industrial Composite Metrics. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 20

Adjusted EPS Growth (2014 – 2017) 22.5% 16.0% 17.3% 5.6% -11.8% -26.1% 10th Percentile 25th Percentile 50th Percentile 75th Percentile Kadant 90th Percentile Source: 2017 Baird Industrial Composite Metrics. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 21

Gross Margin (2017) 45.8% 45.9% 35.8% 26.5% 18.3% 11.9% 10th Percentile 25th Percentile 50th Percentile 75th Percentile 90th Percentile Kadant* Source: 2017 Baird Industrial Composite Metrics. * Based on adjusted gross margin. See reconciliation in the Appendix of this presentation. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 22

EBITDA Margin (2017) 23.7% 18.7% 17.8% 13.6% 9.2% 5.0% 10th Percentile 25th Percentile 50th Percentile Kadant 75th Percentile 90th Percentile Source: 2017 Baird Industrial Composite Metrics. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 23

Return on Invested Capital (2017) 14.4% 10.6% 8.2% 4.7% 1.3% -4.5% 10th Percentile 25th Percentile 50th Percentile 75th Percentile Kadant * 90th Percentile Source: 2017 Baird Industrial Composite Metrics. ROIC is defined as net income less dividends divided by the average of the last four quarters total capital. Total capital equals (total assets – cash) – (current liabilities – current debt). *Adjusted to exclude 2017 acquisitions. . KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 24

Kadant Total Shareholder Return vs. Benchmarks Total Return % 27.60 16.50 10.50 9 7.9 3.30 -5.2 -16.70 -18.1 1 YEAR 3 YEAR 5 YEAR GICS 2010 TSR Russell 3000 TSR KAI Source: Compustat. As of last day of calendar 2018: 12/31/2018. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 25

PRIOR FIVE-YEAR PLANS KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 26

2012 Five Year Goals vs. 2017 Actual US$(millions) 2012 Forecast 2017 Actual Revenue $500 -$550 $515 Adjusted EBITDA* $60 - $80 $91.7 Adjusted Diluted EPS* $4.00 - $5.00 $4.49 Operating Cash Flow $45 - $60 $65.2 * Adjusted EBITDA and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in the Appendix of this presentation. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 27

2016 Five Year Goals vs. 2018 Actual US$(millions) Target for 2021 2018 % Midpoint of Target Revenue $700 - $800 million $634 million 85% Adjusted EBITDA* $100 - $125 million $115 million 102% Adjusted Diluted EPS* $5.00 - $6.00 $5.34 97% Free Cash Flow* $70 - $80 million $46.4 Million 62% Net Debt $60 - $140 million $130 Million 130% * Adjusted EBITDA, adjusted diluted EPS and free cash flow are non-GAAP financial measures that exclude certain items as detailed in the Appendix of this presentation. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 28

Building on Our Success Jeff Powell

DECENTRALIZED STRUCTURE DISCIPLINED MARKET ACQUIRER LEADER PARTS & DEEP CONSUMABLES CUSTOMER FOCUS RELATIONSHIPS ASSET “LITE” GLOBAL MODEL FOOTPRINT TECHNOLOGY INNOVATION KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 30

Decentralized Operating Model • Customer focused • Quick reacting • Decision-making closest to the customer • Promotes cross-divisional cooperation • Attractive structure for acquisition target OPPORTUNITY Leverage SG&A by sharing resources, services, and best practices across divisions KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 31

Market Leader • Number 1 in most markets served Businesses Market Position* • Strong economies of scale Stock Preparation #1 • Value pricing power Fluid Handling #1 Doctoring & Cleaning #1 • Strong defensible market positions Wood Processing #1 • Large installed base Material Handling #1 and #2 • Well-established distribution channels OPPORTUNITY Increase Wallet Share With New Products and “Best in Class Service” * Company estimate in market served. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 32

Long Standing, Deep Customer Relationships Many of our businesses We invented High risk, low incentive are more than 100 most of our for our customers years old technologies to switch OPPORTUNITY Implement the 80/20 program to better focus resources on key customers KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 33

Global Footprint • Located in every major industrial center • Well-positioned to grow in developing regions • Leading market share in China for many products • Strong international distribution • Geographic diversity acts as buffer OPPORTUNITY Build-out our operations in India, Russia, and Southeast Asia 34

Global Platform Serving Customers Worldwide* North America Europe China 2018 Revenue: $306M 2018 Revenue: $175M 2018 Revenue: $90M South America Other Locations Other Asia 2018 Revenue: $24M 2018 Revenue: $19M 2018 Revenue: $20M KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. * Geographic revenue data is attributed to countries based on customer location. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 35

First-to-Market Innovation • Deep history of technology development • Creating new solutions to help our customers • Extend components’ operating life • Leverage enabling technologies (e.g., IoT) Iii • Simplify repair and installation • Leverage installed base OPPORTUNITY Develop ‘Smart Connected Technology” to Optimize Customers Operations KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 36

“Asset Light” Model Strong Free Cash Flow* • Long Product Life Cycles 90 $80.0 • CAPEX Investments Less Than 2% of Revenue 80 70 • Working Capital 11% to 13% of Revenue 60 $47.9 • 2010-2018 Free Cash Flow averaged 116% of 50 $44.4 $46.4 $33.7 Adjusted Net Income 40 $45.2 US$ (millions) US$ 30 $26.3 $34.9 $26.2 20 $24.9 OPPORTUNITY 10 0 Reduce inventory and working capital with 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F** 2014 – 2018 presented in conformity with Financial Accounting Standards Board’s Accounting lean/ continuous improvement process Standards Update No. 2016-09. Prior amounts were not restated. * Free cash flow is a non-GAAP financial measure defined as cash flows from continuing operations less capital expenditures. See reconciliation in the Appendix in this presentation ** Amounts are derived from the information provided to investors on our earnings call held on February 14, 2019. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 37

Parts & Consumables Model • Strong, Predictable Revenue Stream % Spare Parts & Consumables for • Market Strategies Center Around Parts & Businesses 2018 Consumables Stock Preparation 46% • R&D Focus is Weighted Towards Supporting Fluid Handling 71% Aftermarket Business Doctoring, Cleaning & Filtration 61% • Acquisition Criteria includes Strong Aftermarket Wood Processing 63% Requirements OPPORTUNITY “White Space” opportunities resulting from 80/20 implementation KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 38

Disciplined M&A • Highly selective acquisition strategy • Well-defined criteria for acquisition targets with strong requirement for aftermarket sales • Conservative assumptions; acquisition model assumes little or no synergies • Profitable, well-managed, with stable growth OPPORTUNITY Continue to Create Value by Adding Companies that Meet our Strategic Criteria KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 39

Trends are Positive… • E-Commerce Driving Demand for Container Board • Growing Demand for Sustainable Materials • Demographics and Pent-Up Housing Demand Driving Wood Industry • Need for global infrastructure to support economic growth • Rising global standard of living 40

E-Commerce Means More Containerboard E-commerce Share of Total Global Sales • E-Commerce is estimated to be 12% of from 2015 to 20211 Global retail sales in 2018 20% • Growing at 10-15% annually 18% • Order of magnitude increase in 16% containerboard usage retail Sales retail - 14% 12% Percent of e of Percent IMPLICATION FOR KADANT 10% consumes 3x to 6x more containerboard per 8% shipment than retail stores 6% 2015 2016 2017 2018 2019 2020 2021 1 Source: eMarketer; Website – Statistica 2018 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 41

Growing Demand for Sustainable Materials • Greenhouse gas emissions and plastic pollution is driving the markets toward environmentally friendly and sustainable alternatives • European and local U.S. Regulations Banning Non Bio-degradable Materials • Migration from plastic to cellulous-based material in packaging, bags, straws, water bottles, etc… is underway IMPLICATION FOR KADANT Greater demand for cellulose-based products An estimated 4.8 to 12.7 tons of * Source: European Parliamentary Research Service plastic enter the oceans annually* KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 42

Demographics, Sustainability and Housing Needs Driving Wood Sector • Housing demand continues to outpace new starts • Lower carbon footprint than concrete or steel • Growing use of laminated veneer in taller buildings • China is moving from medium density fiber board to OSB IMPLICATION FOR KADANT Wooden buildings are faster to build and have reduced carbon footprints Increased demand for lumber and compared to high-rises made of engineered wood products concrete and steel 4343

Building Infrastructure • An estimated $6.8 trillion dollars is needed for road and bridge infrastructure in the US* • Building that infrastructure requires materials and minerals • Kadant’s material handling products increase the efficiency in mining and material processing – saving considerable Iii water and electricity used in the process IMPLICATION FOR KADANT Increased demand for efficient material handling equipment * Source: Global Infrastructure Hub 2018 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 44

Key “Take-Aways” • Top Financial Performer • Asset-Light Model • Strong Free Cash Flow • Successful Acquirer • Favorable Long-Term Secular Trends • Disciplined Allocator of Capital KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 45

Operational Discipline Eric Langevin

How Kadant Drives Customer Value Monitoring Focused Operations Customer Service Tools “Collaborative” Decentralized Model “80/20” Operating Technology Efficiency and Program Product Innovation KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 47

Kadant's Approach to R&D

5 Patterns of Innovation*

	1	2	3	4	5
	Subtraction	Multiplication	Division	Attribute Dependency	Task Unification
KADANT Examples	Rotoflex Filter	Double Doctor	DMS Steam Controller	Proflake Blade	ISK Scoring Knife

* Adopted from Drew Boyd's Systematic Inventive Thinking (SIT) Principles

KADANT

KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved.

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Technology Investments Yielding Tangible Results • Efficient R&D spending – approx. 1.5% of sales • History of first-to-market innovations • Long product cycles • Focus on razor-razorblade model • High value to customer 49

Pioneering Products and Long Product Life Cycles Product Year Intro Industrial roll and belt cleaning 1880 - Composite doctor blades for cleaning 1931 Stock Preparation System 1926 Rotary steam joint 1935 - High-speed PTX joint 2000 High-speed rotary debarker 1955 Creping Doctor for high-speed tissue production 1960 - Conformatic XL 2002 Strander for Oriented Strand Board 1971 - Disposable knives 2010 50

Focused Efforts and Tangible Results Nanotechnology ISK Knives for Equipment and BoosTEKTM VeriliteTM roll for Packaging Oriented Strand Systems for Screen cleaning for Board (OSB) Corrugators Optimizer Carbon Fiber, Etc. Introduced in Introduced in Entered market in Introduced in Introduced in 2014 2015 2014 2016 2013 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 51

Deepening Customer Relationships Through the Use of Technology Smart Connected Products (IoT) • Parts and Spares Replacement – Blade replacement – Seal replacement • Inventory Tracking and Reordering – Disposable knives – High-volume spare parts • Maintenance Alerts 52

Deepening Customer Relationships Through the Use of Technology • Touching customers without cost of travel • Intellectual capital is in the West: 1. Maintenance and service tutorial videos on demand 2. Remote troubleshooting and support with Augmented Reality 3. Online monitoring of key systems with alerts KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 53

80/20’ing the Organization to The Pareto Principle, Otherwise Known as the Focus on the Critical 80-20 RULE • Reduce number of products sold The majority of results tend to come from a minority of causes. • Reduce inventory Applies to multiple facets of business: • Identify White Space growth opportunities expands existing revenues Personal actions Employees • Strengthen relationships with key customers • Focus Resources on key initiatives Product & Services Customers • Improve margins 20% 80% Efforts Results 80% 20% Efforts Results 54 Source: https://www.salesforce.com/ca/blog/2016/09/80-20-rule.html

Things We Do to Monitor and Improve Businesses • Strategic pricing review • Apply Lean principles including Balanced Scorecard (BSC) • Use of common platforms for collaboration – Salesforce.com (CRM) – Epicor (ERP) • Executive Leadership Training • Data Gathering/Data Mining • Facilitate resource sharing across divisions 55

Market Leadership In: Strong Financial Performer • Movement of bulk materials • Disciplined LEAN operations over short and long distances • Strong aftermarket / (conveyors) Installed base • Effective dewatering in food • Experienced leadership operations (screens) • Vibratory feeders for food, pharma, agriculture, and aggregates KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 56

Diversified Industrial Markets for Material Handling Diverse End Markets(1) Pulp & Paper Met Coal Minerals (Steel) 4% 10% 16% Aggregates, Cement & Asphalt 13% 16% Mining(2) 13% Thermal Coal 15% 14% Food & (1) Based on estimates of revenue by industrial category using 2017 financials Industrial Packaging (2) Includes primarily copper and iron ore Processing KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 57

Integration Plan • Syntron’s management team will continue to operate the business within Kadant’s decentralized structure • Potential Synergies: – Expand current Kadant product portfolio into new markets through Syntron – Strengthen Syntron’s relationships in Pulp & Paper – Leverage Kadant’s relationships with Key OEM’s – Low-cost sourcing 58

Operational Discipline – Take-Aways • Close relationships with customers • Disciplined approach to operations and product development and sales • Opportunities to: – Grow market share – Improve margins – Optimize operations • Strategically located, expertly operated low-cost sourcing and manufacturing KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 59

Acquisition Strategy Dara Mitchell

Proven Track Record of Successful M&A 1990 1993 2005 2010 2013 2013 2014 2016 2017 2019 Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: 1.4M shares of $26M $109M $4M $9M $52M $4M $59M $31M $179M TMO stock 1990 2019 Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: Deal Value: $16M $103M $21M $16M $7M Undisclosed $9M $173M Undisclosed NII FPG Screen Baskets 1992 1997 2006 2011 2013 2014 2014 2017 2017 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 61

Evolution of Kadant 2018 Pro Forma* MATERIAL HANDLING INDUSTRIAL 2016* WOOD INDUSTRIAL 2009* PROCESSING 12% 14% 12% 15% INDUSTRIAL 9% 17% WOOD PROCESSING 17% 21% 20% 83% 74% PULP & PAPER 53% 53% PULP & PAPER PULP & PAPER $226M $414M $723M** NII FPG Screen Baskets * Based on Company estimates of revenue by industrial category. ** Total revenue for 2018 and the Material Handling market-related sales includes pro forma revenue for Syntron based on trailing 12 months revenue of Syntron through October 31, 2018. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 62

Acquisition Performance AVERAGE ADJUSTED ROIC* FOR 2018: 14% $347M INVESTED** NII FPG Screen Baskets *Adjusted return on invested capital (Adjusted ROIC) is calculated based on adjusted net income, excluding intangible amortization, over consideration paid. Average adjusted ROIC is calculated using the adjusted ROIC for each acquisition weighted based on consideration paid. ** For acquisitions completed from 2013 to 2018. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 63

Success Factors Executive team involved 2 early to establish strategic fit and valuation Stable financials leading to 1 greater predictability STRONG ACQUISITION PERFORMANCE 3 Decentralized model minimizes disruption and is attractive to sellers and management Synergies from access to low 4 cost manufacturing, global distribution and best practices KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 64

Finding Acquisitions CORE ANCILLARY Tuck In and Standalone New Platforms • Work closely with operations to • Educate intermediaries on attributes that identify synergistic targets excite Kadant to maintain diverse deal flow • 250+ potential targets • Involve executive team early on in process to build clear consensus on fit and interest • Take long view to build relationships to make Kadant the “favored” buyer • Maintain rigor in desired characteristics NII FPG Screen Baskets KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 65

Acquisition Criteria Provides highly Serves stable and Market leading History of stable Large installed engineered products attractive end position revenue and attractive base of customers with mission critical markets margins with role in an industrial significant parts and process consumables revenue FINANCIAL METRICS Targeted EPS IRR exceeds accretion in first hurdle rate full year KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 66

Syntron Acquisition • Deal rationale: material handling is a logical fit with the Kadant growth strategy and significantly broadens how we can grow by add-on acquisitions. • Purchase price $179M* • Closed January 2, 2019 • Strong fit with our acquisition criteria * Subject to customary adjustments. 67

Why Syntron is Attractive to Us High cost of failure Opens up a range Leading market Very stable Entrenched Strong if material of new positions for revenue streams relationships with financial handling doesn’t opportunities – vibratory and with aftermarket a large number of metrics perform, yet low both in core conveying revenue from blue chip cost relative to markets as well as equipment through replacements customers processes it serves newer higher Syntron® and growth areas Link-Belt® brands KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 68

Approach to Synergies Low Cost Manufacturing Global Footprint Best Practices 1 Bottom-up rather than top- 2 Extremely conservative in modeling down approach driven by local any synergies. Bonus return rather team rather than corporate. than required for price to work. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 69

Manufacturing Synergies Case Study: Kadant Carmanah Design • Objective: to achieve cost savings that will improve margins in some regions and make Carmanah more competitive in the growing market in China • Example Case: Kadant Carmanah Chippers, which serves a competitive market in which the application demands very high quality and low costs are essential for success “Replace and Run” Steel structure and Cost savings of 30% components supplied Chipper Disc sourced compared to North from Canada. Bearings in China American manufacturing and Cylinders supplied (Green items) from Canada (Blue items) KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 70

Sales Synergies Case Study: Kadant PAAL in the US • Established leader in European market but had no share in US market before its acquisition. • Kadant facilitated partnership with large US EPC, resulting in major installation in new recycling plant in Monterey, CA. • PAAL now has 6 major US installations and a strong opportunity pipeline. • Building out US capabilities in conjunction with other US product lines. 71

The Next 5 Years: Acquisition Strategy • Continue to add tuck in acquisitions to leverage core markets • Selectively acquire new platforms in ancillary markets that strengthen the depth and breadth of Kadant • Maintain decentralized operating model • Maintain our discipline in acquisition criteria KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 72

Financial Priorities Mike McKenney

Financial Priorities • Drive Strong Free Cash flow • Remain an “Asset-Light” Business • Continue to Improve Operating Leverage • Increase EBITDA Margins to 20% • Maintain Discipline on Acquisitions • Disciplined Capital Allocation KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 74

Drive Strong Free Cash Flow Adjusted Free Cash Flow* as a % of Adjusted Net Income* 200% 180% 160% 142% 142% 140% 132% 131% 132% 120% 112% 100% 103% 98% 100% 87% 80% 60% 40% 20% 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F** * Adjusted net income and adjusted free cash flow are non-GAAP financial measures. Adjusted free cash flow represents cash flow from operations less capital expenditures, excluding amounts spent in 2018 and 2017 on a facility project in the U.S. See reconciliations in the Appendix of this presentation. ** Amounts are derived from the information provided to investors on our earnings call held on February 14, 2019. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 75

Remain an “Asset-Light” Business Maintain Target for Capital Expenditures at < 2% of Revenue Adjusted Capital Expenditures*as a % of Revenue 3.0% 2.4% 2.0% 1.8% 1.7% 1.6% 1.6% 1.2% 1.3% 1.3% 1.4% 1.4% 1.0% 0.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 * Adjusted Capital expenditures, a non-GAAP measure, in 2017 and 2018 are adjusted to exclude the facility project in the U.S. See reconciliation in the Appendix of this presentation. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 76

Remain an “Asset-Light” Business Continue to Focus on Working Capital Management Working Capital *as a % of Revenue 20% 16.6% 15% 13.9% 12.8% 12.0% 12.5% 11.0% 11.2% 10.5% 9.9% 10% 9.1% 5% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 * Working capital is defined as current assets excluding cash, cash equivalents, and restricted cash less current liabilities excluding debt obligations. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 77

Capitalize on Opportunities to Improve Operating Leverage • Use existing support infrastructure on smaller acquisitions • Expansion of low-cost manufacturing • Combine back office infrastructure in certain geographic regions • Streamline certain processes via use of automated solutions • Lean manufacturing, continuous improvement • 80/20 78

Adjusted Full-Year SG&A Adjusted SG&A*as a % of Revenue 40% 36.0% 35% 33.0% 33.3% 32.0% 31.0% 31.5% 31.8% 30.5% 30% 29.7% 27.7% 25% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 * Adjusted SG&A is a non-GAAP financial measure that excludes certain items as detailed in the Appendix of this presentation. Data for 2016, 2017, and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 79

Goal: Increase Adjusted EBITDA Margins to 20% • Adjusted EBITDA margins have steadily improved over the 20% past 10 years from 5% in 2009 to 18% in 2018. • Further improvements in adjusted EBITDA margins would be achieved by: EBITDA Improved – Targeting EBITDA accretive acquisitions. over past years – Improve operations margins through better operating leverage. 10 – Centralizing certain core processes within geographic regions. – Targeting operational improvements. 2009 2018 5% 18% KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 80

Adjusted EBITDA 20% $140 18.4% 18.2% $120 17.8% $15 15.8% 15.2%13 $100 13.4% 13.5% 14.0% 1 13.0% % $80 $129.8 10% 11.6% $115.2 $60 $91.7 %of Revenue %of US$ (Millions) US$ $61.5 $63.0 $40 5% $56.3 5.1% $44.8 $44.8 $44.7 $20 $31.2 $11.4 0% $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F** Adjusted EBITDA* Adjusted EBITDA Margin* *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures that exclude certain items as detailed in the Appendix of this presentation. .** Amounts are derived form the information provided to investors on our earnings call held on February 14, 2019. Data for 2016, 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 81

Capital Allocation Capital Allocation Quarterly Dividends Declared per Share 2008 - 2018 $0.25 $83 $117 $0.20 $76 $44 $0.15 $0.10 $0.05 $377 $0.00 2013 2014 2015 2016 2017 2018 2019F* * Our board of directors approved a $0.23 per share cash dividend to be paid on May 7, 2019. Share Buyback Cash Dividends Acquisitions R&D CAPEX Future dividends are subject to board of directors’ approval. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 82

Revenue and Adjusted Diluted EPS Performance CAGR 2009 - 2018 Revenue: 12.2% Adj. Diluted EPS*: 51.1% US$ (millions) US$ US$ per share per US$ 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F** Revenue Adj. Diluted EPS* * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in the Appendix of this presentation. ** Amounts are derived from the information provided to investors on our earnings call held on February 14, 2019. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 83

NEW FIVE-YEAR PLAN: 2019-2023 84 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved.

Assumptions for Five-Year Targets Macro-economic Organic Growth Acquisitions Environment • Numerous internal • Goal is 7% to 9% • Slow but steady growth programs revenue growth global growth • Goal is 2.5% to 3.5% • Continued low cost revenue growth of capital KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 85

Five-Year Financial Targets for 2023 FY2018 Target for 2023 Revenue $634 million $1 - $1.2 billion Adjusted EBITDA* $115 million $210 - $230 million Adjusted EBITDA Margin* 18.2% 20% Adjusted Diluted EPS* $5.34 $8.00 - $9.00 Free Cash Flow* $46 million $140 - $160 million Net Debt $130 million $225 - $245 million Leverage Ratio 1.19x 1.10 – 1.20x * Adjusted EBITDA, adjusted EBITDA Margin, adjusted Diluted EPS, and free cash flow are Non-GAAP financial measures that exclude certain items as detailed in the Appendix of this presentation. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 86

Investment Highlights • Sustainable business model with recurring revenue of high-impact solutions, and “sticky” customer relationships • Stable and growing end markets driven by key global macro trends • Focused capital allocation and proven record of value-creating acquisitions • Superior financial performance and free cash flow generation • Strong management team KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 87

QUESTIONS 88 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved.

APPENDIX 89 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved.

2018 Financial Highlights ($ Millions, except per share amounts) 2018 2017 % CHANGE3 Revenue $633.8 $515.0 23.1% Gross Margin 43.9% 44.9% n.m. Adjusted Gross Margin1 43.9% 45.9% n.m. Net Income2 $60.4 $31.1 94.3% Adjusted EBITDA1 $115.2 $91.7 25.6% Adjusted EBITDA Margin1 18.2% 17.8% n.m. Diluted EPS $5.30 $2.75 92.7% Adjusted Diluted EPS1 $5.34 $4.49 18.9% Bookings $670.4 $521.2 28.6% Adjusted Return on Invested Capital4 12.1% 10.2% n.m. Adjusted Return on Equity5 16.2% 14.4% n.m. Cash Flow from Operations $63.0 $65.2 -3.3% Free Cash Flow1 $46.4 $47.9 -3.0% 1 Adjusted gross margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted diluted EPS, and free cash flow are non-GAAP financial measures that exclude certain items as detailed in the Appendix of this presentation. 2 Represents net income attributable to Kadant. 3 Percent change calculated using actual numbers reported in our Q4 2018 earnings release dated February 13, 2019. 4 Calculated based on adjusted net income over the sum of stockholders’ equity plus net debt. 5 Calculated based on adjusted net income over stockholders’ equity, as adjusted. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 90

Adjusted Gross Margin Reconciliation ($ Millions) 2018 2017 Revenues $ 633.8 $ 515.0 Cost of Revenues $(355.5) $(283.9) Gross Margin $ 278.3 $ 231.1 Gross Margin % 43.9% 44.9% Gross Margin $ 278.3 $ 231.1 Amortization of Profit in Inventory $ - $ 5.1 Adjusted Gross Margin* $ 278.3 $ 236.2 Adjusted Gross Margin* % 43.9% 45.9% *Adjusted gross margin is a non-GAAP financial measure. Data for 2018 and 2017 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 91

Adjusted Net Income Reconciliation 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net (Loss) Income Attributable to Kadant $ (5.9) $ 18.5 $ 33.6 $ 31.6 $ 23.4 $ 28.7 $ 34.4 $ 32.1 $ 31.1 $ 60.4 Net (Loss) Income from Discontinued $ - $ (0.1) $ - $ (0.7) $ 0.1 $ - $ (0.1) $ - $ - $ - Operations Net (Loss) Income from Continuing $ (5.9) $ 18.4 $ 33.6 $ 30.9 $ 23.5 $ 28.7 $ 34.3 $ 32.1 $ 31.1 $ 60.4 Operations Curtailment Loss, net of tax $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 1.1 Restructuring Costs and Other Expense $ 2.9 $ (0.9) $ (1.7) $ 0.3 $ - $ 0.6 $ 0.4 $ (0.2) $ 0.1 $ 1.3 (Income), net of tax Acquisition Costs, net of tax $ - $ - $ - $ - $ - $ - $ - $ 1.6 $ 4.5 $ 1.1 Amortization of Acquired Profit in Inventory $ - $ - $ - $ - $ 1.9 $ 1.9 $ 0.1 $ 1.4 $ 4.9 $ 0.2 and Backlog, net of tax Discrete Tax Items $ 4.6 $ - $ (6.2) $ (4.6) $ - $ - $ - $ (0.3) $ 10.2 $ (3.3) Adjusted Net Income* $ 1.6 $ 17.5 $ 25.7 $ 26.6 $ 25.4 $ 31.2 $ 34.8 $ 34.6 $ 50.8 $ 60.8 *Adjusted net income is a non-GAAP financial measure. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 92

Free Cash Flow and Adjusted Free Cash Flow Reconciliation

($ Millions, except percentages)	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019F
Cash Provided by Continuing Operations, as reported	$ 28.3	$ 34.3	$ 30.5	$ 39.9	$ 51.1	$ 40.4	$ 51.0	$ 65.2	$ 63.0	$ 93.0
Capital Expenditures, as reported	$ (3.4)	$ (8.0)	$ (4.3)	$ (6.2)	$ (6.7)	$ (5.5)	$ (5.8)	$ (17.3)	$ (16.6)	$ (13.0)
Free Cash Flow*	$ 24.9	$ 26.3	$ 26.2	$ 33.7	$ 44.4	$ 34.9	$ 45.2	$ 47.9	$ 46.4	$ 80.0
Capital Expenditures for Facility Project	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9.0	$ 6.4	$ -
Adjusted Free Cash Flow*	$ 24.9	$ 26.3	$ 26.2	$ 33.7	$ 44.4	$ 34.8	$ 45.2	$ 56.9	$ 52.8	$ 80.0
Adjusted Net Income **	$ 17.5	$ 25.7	$ 26.6	$ 25.4	$ 31.2	$ 34.8	$ 34.6	$ 50.8	$ 60.8	$ 60.8
Adjusted Free Cash Flow* as a % of Adjusted Net Income*	142%	103%	98%	132%	142%	100%	131%	112%	87%	132%

*Free cash flow, adjusted free cash flow and adjusted net income are non-GAAP financial measures. 2019F amounts are derived from the information provided to investors on our earnings call held on February 14, 2019.
** See reconciliation on Slide 92.

KADANT

KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved.

93

Adjusted Capital Expenditures as a % of Revenue Reconciliation ($ Millions, except percentages) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Capital Expenditures, as reported $ 2.8 $ 3.4 $ 8.0 $ 4.3 $ 6.2 $ 6.7 $ 5.5 $ 5.8 $ 17.3 $ 16.6 Capital Expenditures for Facility Project $ - $ - $ - $ - $ - $ - $ - $ - $ (9.0) $ (6.4) Adjusted Capital Expenditures* $ 2.8 $ 3.4 $ 8.0 $ 4.3 $ 6.2 $ 6.7 $ 5.5 $ 5.8 $ 8.3 $ 10.2 Revenue $ 225.6 $ 270.0 $ 335.5 $ 331.8 $ 344.5 $ 402.1 $ 390.1 $ 414.1 $ 515.0 $ 633.8 Adjusted Capital Expenditures* as a % of 1.2% 1.3% 2.4% 1.3% 1.8% 1.7% 1.4% 1.4% 1.6% 1.6% Revenue *Adjusted Capital Expenditures is a non-GAAP financial measure. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 94

Adjusted Full Year SG&A Reconciliation ($ Millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 SG&A $ 81.2 $ 89.2 $ 102.7 $ 103.1 $ 117.6 $ 129.3 $ 122.8 $ 134.8 $ 159.8 $ 177.4 Acquisition Costs $ - $ - $ (0.2) $ (0.2) $ (1.8) $ (0.3) $ - $ (1.8) $ (5.4) $ (1.3) Amortization of Acquired Backlog $ - $ - $ - $ - $ (1.1) $ (0.4) $ (0.1) $ (1.5) $ (1.4) $ (0.3) Adjusted SG&A* $ 81.2 $ 89.2 $ 102.5 $ 102.9 $ 114.7 $ 128.6 $ 122.7 $ 131.5 $ 153.0 $ 175.8 * Adjusted SG&A is a non-GAAP financial measure. Data for 2016, 2017, and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 95

Balance Sheet Data ($ Millions) Dec. 29, 2018 Dec. 30, 2017 Cash, Cash Equivalents, and Restricted Cash $ 46.1 $ 76.8 Accounts Receivable, net 92.6 89.6 Inventories 86.4 84.9 Property, Plant, and Equipment, net 80.2 79.7 Intangible Assets 113.3 133.0 Goodwill 258.2 268.0 Other Assets 48.9 29.1 Total Assets $725.7 $761.1 Accounts Payable $ 35.7 $ 35.5 Debt Obligations 171.4 237.0 Capital Lease Obligations 4.4 5.1 Other Liabilities 139.6 151.0 Total Liabilities $351.1 $428.6 Stockholders’ Equity $374.6 $332.5 Total Liabilities and Stockholders’ Equity $725.7 $761.1 KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 96

Adjusted EBITDA Reconciliation ($ Millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Income Attributable to Kadant $ (5.9) $ 18.5 $ 33.6 $ 31.6 $ 23.4 $ 28.7 $ 34.4 $ 32.1 $ 31.1 $ 60.4 Net Income Attributable to Noncontrolling $ - $ 0.3 $ 0.3 $ 0.2 $ 0.2 $ 0.4 $ 0.3 $ 0.4 $ 0.5 $ 0.6 Interest (Income) Loss from Discontinued Operation, $ - $ (0.1) $ - $ (0.7) $ 0.1 $ - $ - $ - $ - $ - net of tax Provision for Income Taxes $ 3.7 $ 5.2 $ 4.3 $ 4.8 $ 9.3 $ 12.4 $ 14.7 $ 12.1 $ 26.1 $ 18.5 Interest Expense, net $ 1.8 $ 1.1 $ 0.5 $ 0.5 $ 0.3 $ 0.6 $ 0.7 $ 1.0 $ 3.1 $ 6.7 Other Expense, net $ - $ - $ - $ - $ - $ - $ - $ 1.1 $ 0.9 $ 2.4 Operating Income $ (0.4) $ 25.0 $ 38.7 $ 36.4 $ 33.3 $ 42.1 $ 50.1 $ 46.7 $ 61.7 $ 88.6 Restructuring Costs and Other Income $ 4.4 $ (1.1) $ (1.9) $ - $ 0.1 $ 0.8 $ 0.5 $ (0.3) $ 0.2 $ 1.7 Acquisition Costs $ - $ - $ - $ - $ - $ - $ - $ 1.8 $ 5.4 $ 1.3 Acquired Backlog Amortization and Profit in $ - $ - $ - $ - $ 2.6 $ 2.6 $ 0.2 $ 1.9 $ 6.5 $ 0.3 Inventory Adjusted Operating Income* $ 4.0 $ 23.9 $ 36.8 $ 36.4 $ 36.0 $ 45.5 $ 50.8 $ 50.1 $ 73.8 $ 91.9 Depreciation and Amortization $ 7.4 $ 7.3 $ 8.0 $ 8.4 $ 8.7 $ 10.8 $ 10.7 $ 12.9 $ 17.9 $ 23.3 Adjusted EBITDA* $ 11.4 $ 31.2 $ 44.8 $ 44.8 $ 44.7 $ 56.3 $ 61.5 $ 63.0 $ 91.7 $ 115.2 * Adjusted operating income and adjusted EBITDA are non-GAAP financial measures. Data for 2016, 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 97

Adjusted EBITDA Reconciliation – 2019 Guidance US$ (millions) High End ** Low End** Net Income Attributable to Kadant $ 56.5 $ 54.8 Net Income Attributable to Noncontrolling Interest 0.6 0.6 Provision for Income Taxes 24.2 24.0 Interest Expense, net 14.9 14.9 Other Expense, net 0.1 0.2 Operating Income 96.3 94.5 Acquisition Costs 0.9 0.9 Acquired Backlog Amortization and Profit in Inventory 5.3 5.3 Adjusted Operating Income* 102.5 100.7 Depreciation and Amortization 28.2 28.2 Adjusted EBITDA* $ 130.7 $ 128.9 • Adjusted operating income and adjusted EBITDA are non-GAAP financial measures. ** Amounts are derived from the information provided to investors on our earnings call held on February 14, 2019. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 98

Adjusted Diluted EPS Reconciliation 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Diluted EPS, as reported $(0.48) $ 1.48 $ 2.74 $ 2.73 $ 2.07 $ 2.56 $ 3.10 $ 2.88 $ 2.75 $ 5.30 Income from Discontinued Operation, net of tax $ - $ - $ - $ (0.07) $ - $ - $ (0.01) $ - $ - $ - Diluted EPS from Continuing Operations $(0.48) $ 1.48 $ 2.74 $ 2.66 $ 2.07 $ 2.56 $ 3.09 $ 2.88 $ 2.75 $ 5.30 Curtailment Loss, net of tax $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 0.09 Restructuring Costs and Other Expense (Income), $ 0.24 $ (0.07) $(0.13) $ 0.03 $ - $ 0.05 $ 0.03 $(0.02) $ 0.01 $ 0.11 net of tax Acquisition Costs, net of tax $ - $ - $ - $ - $ - $ - $ - $ 0.15 $ 0.39 $ 0.10 Amortization of Acquired Profit in Inventory and $ - $ - $ - $ - $ 0.17 $ 0.17 $ 0.01 $ 0.12 $ 0.43 $ 0.02 Backlog, net of tax Discrete Tax Items $ 0.37 $ - $(0.51) $ (0.40) $ - $ - $ - $ (0.02) $ 0.90 $ (0.29) Adjusted Diluted EPS* from Continuing $ 0.13 $ 1.41 $ 2.10 $ 2.29 $ 2.24 $ 2.78 $ 3.13 $ 3.10 $ 4.49 $ 5.34 Operations *Adjusted diluted EPS is a non-GAAP financial measure. KAI INVESTOR MEETING–March 2019 | © 2019 Kadant Inc. All rights reserved. 99